UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

Pandora Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650
Oakland, CA 94612
(Address of principal executive offices, including zip code)

(510) 451-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2017, Pandora Media, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") reporting that Naveen Chopra, the Company’s Chief Financial Officer, would also serve as interim Chief Executive Officer while the Company commenced a search for a successor to its prior Chief Executive Officer, Tim Westergren.

On August 4, 2017, the Compensation Committee of the Board of Directors of the Company approved compensation for Mr. Chopra in his role as interim Chief Executive Officer. This filing is being made to amend the Original 8-K to include information regarding this new compensatory arrangement. Pursuant to the terms of the amendment to Mr. Chopra's at-will offer letter with the Company (the "Amendment"), he will receive (i) a supplemental monthly cash payment of $29,000 while serving as interim CEO, (ii) a one-time equity award of 152,250 restricted stock units with an 18-month service-based vesting period, and (iii) enhanced severance benefits for the one-year period following the conclusion of his service as interim CEO (the "Enhanced Severance Period"). During the Enhanced Severance Period, the terms of the Company's Executive Severance and Change of Control Policy (the "Policy") applicable to Mr. Chopra are modified such that he is eligible for 12 Severance Months (as defined in the Policy) in the case of an Involuntary Termination (as defined in the Policy) and 18 Severance Months in the case of a Change in Control Termination (as defined in the Policy).

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: August 9, 2017	By:	/s/ Stephen Bené
Stephen Bené General Counsel and Corporate Secretary